Exhibit 10

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA of American Maturity Life Insurance Company on Form N-4 of our report dated March 7, 2003 relating to the financial statements of American Maturity Life Insurance Company Separate Account AMLVA, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of American Maturity Life Insurance Company Separate Account AMLVA), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  28, 2003

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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA of American Maturity Life Insurance Company (the "Company") on Form N-4 of our report dated March 26, 2003 relating to the statutory-basis financial statements of the Company, as of and for the year ended December 31, 2002 (which report expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America) appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of American Maturity Life Insurance Company Separate Account AMLVA), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
April 28, 2003